UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 19, 2018

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Office)

(513) 397-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 8.01 – Other Events.

On June 19, 2018, Cincinnati Bell Inc. (the “Company”) issued a press release announcing the receipt of regulatory approval from the Federal Communications Commission (the “FCC”) of the proposed merger of Hawaiian Telcom Holdco, Inc. (“Hawaiian Telcom”) with and into a wholly owned subsidiary of the Company (the “merger”) pursuant to that certain Agreement and Plan of Merger, dated as of July 9, 2017, by and among Hawaiian Telcom, Twin Acquisition Corp. and the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

NO OFFER OR SOLICITATION

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Hawaiian Telcom and the Company, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on August 17, 2017, as amended on August 30, 2017 and October 2, 2017 (the “Registration Statement”) (which Registration Statement was declared effective on October 5, 2017), which includes a final prospectus with respect to the Company’s common shares to be issued in the proposed transaction and a definitive proxy statement for Hawaiian Telcom’s stockholders (the “Definitive Proxy Statement”), and Hawaiian Telcom began mailing the Definitive Proxy Statement to its stockholders on or about October 10, 2017 and may file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ ALL RELEVANT MATERIALS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and the Definitive Proxy Statement and any other documents filed or furnished by the Company or Hawaiian Telcom with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement from the Company by going to its investor relations page on its corporate web site at www.cincinnatibell.com and free copies of the Definitive Proxy Statement from Hawaiian Telcom by going to its investor relations page on its corporate web site at www.hawaiiantel.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on the Company’s current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this communication; the Company operates in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; the Company may be unable to grow its revenues and cash flows despite the initiatives it has implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise the Company’s success in the telecommunications industry; the Company’s access lines, which generate a significant portion of its cash flows and profits, are decreasing in number. If the Company continues to experience access line losses similar to the past several years, its revenues, earnings and cash flows from operations may be adversely impacted; negotiations with the providers of content for the Company’s video programming may not be successful, potentially resulting in the Company’s inability to carry certain programming channels, which could result in the loss of subscribers. In addition, due to the influence of some content providers, the Company may be forced to pay higher rates for some content, resulting in increased costs; the Company’s failure to meet performance standards under its agreements could result in customers terminating their relationships with the Company or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; the Company generates a substantial portion of its revenue by serving a limited geographic area; a large customer accounts for a significant portion of the Company’s revenues and accounts receivable. The loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining the Company’s telecommunications networks requires significant capital expenditures, and the Company’s inability or failure to maintain its telecommunications networks could have a material impact on its market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; the Company may be liable for the material that content providers distribute over the Company’s networks; cyber attacks, including on the Company’s vendors, or other breaches of network or other information technology security could have an adverse effect on the Company’s business; natural disasters, terrorist acts or acts of war could cause damage to the Company’s infrastructure and result in significant disruptions to the Company’s operations; the regulation of the Company’s businesses by federal and state authorities may, among other things, place the Company at a competitive disadvantage, restrict its ability to price its products and services and threaten its operating licenses; the Company depends on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede the Company’s growth or cause the Company to lose customers; a failure of back-office information technology systems could adversely affect the Company’s results of operations and financial condition; if the Company fails to extend or renegotiate its collective bargaining agreements with its labor union when they expire, or if its unionized employees were to engage in a strike or other work stoppage, the Company’s business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect the Company’s business, financial condition, results of operations and cash flows; the Company’s debt could limit the Company’s ability to fund operations, raise additional capital, and fulfill its obligations, which, in turn, would have a material adverse effect on its businesses and prospects generally; the Company’s credit agreement, the indenture governing the Company’s notes due 2024, the indenture governing the Company’s notes due 2025 and other indebtedness impose significant restrictions on the Company; the Company depends on its credit agreement and its accounts receivable securitization facility to provide for its short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of the Company’s indebtedness is dependent on the Company’s ability to generate cash, which could be impacted by many factors beyond its control; the Company depends on the receipt of dividends or other intercompany transfers from its subsidiaries and investments; the merger is subject to conditions, including certain conditions that may not be satisfied or completed on a timely basis, if at all, and any delay in completing the merger may reduce or eliminate the benefits expected; the pendency of the merger could materially adversely affect the future business and operations of the Company and/or result in a loss of employees for the Company; the Company’s shareholders will be diluted by the merger; if completed, the merger may not achieve its intended results, and the Company and Hawaiian Telcom may be unable to successfully integrate their operations; the Company following the closing of the merger (the “combined company”) is expected to incur expenses related to the integration of the Company and Hawaiian Telcom; the future results of the combined company will suffer if the combined company does not effectively manage its expanded operations following the merger; uncertainties associated with the merger may cause a loss of management personnel and other key employees, which could adversely affect the future business and operations of the combined company; the combined company will have substantial indebtedness following the merger and the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect; the merger may involve unexpected costs, unexpected liabilities or unexpected delays; the acquisition of OnX Holdings LLC (“OnX”) may not achieve its intended results, and the Company may be unable to successfully integrate OnX’s operations; the trading price of the Company’s common shares may be volatile, and the value of an investment in the company’s common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact the Company’s business and financial condition; the Company’s future cash flows could be adversely affected if it is unable to fully realize its deferred tax assets; changes in tax laws and regulations, and actions by federal, state and local taxing authorities related to the interpretation and application of such tax laws and regulations, could have a negative impact on the Company’s financial results and cash flows; the Company’s interpretation of the Tax Cuts and Jobs Act of 2017 could change, and have an adverse impact on financial results; adverse changes in the value of assets or obligations associated with the Company’s employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that the Company is infringing upon their intellectual property, and the Company could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon the Company’s intellectual property, and the company may expend significant resources enforcing its rights or suffer competitive injury; the Company could be subject to a significant amount of litigation, which could require it to pay significant damages or settlements; the Company could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; and the other risks and uncertainties detailed in the Company’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause the Company’s actual results to differ materially from these forward-looking statements. The Company assumes no obligation to update the information contained in this communication except as required by applicable law.

ITEM 9.01  – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cincinnati Bell Inc., dated June 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: June 19, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson Vice President and General Counsel